                                                                     EXHIBIT 24B


                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.




                                               /s/ JOSIAH O. LOW, III
                                               ---------------------------------
                                               Josiah O. Low, III
                                               Director
                                               3333 Holding Corporation

                                                                     EXHIBIT 24B


                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.




                                          /s/ DAVID M. SHERER
                                          --------------------------------------
                                          David M. Sherer
                                          Director
                                          3333 Holding Corporation

                                                                     EXHIBIT 24B


                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by Centex Corporation of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.




                                          /s/ ROGER O. WEST
                                          --------------------------------------
                                          Roger O. West
                                          Director
                                          3333 Holding Corporation